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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                                 June 29, 1998
                       (Date of Earliest Event Reported)


                            EAGLE GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                 000-22863                            76-0522659
         (Commission File Number)          (IRS Employer Identification No.)


         50 Briar Hollow Lane, 6th Floor West
         Houston, Texas                                              77027
         (Address of principal executive offices)                 (Zip code)


               Registrant's telephone number, including area code
                                 (713) 881-2800
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Item 7.          Financial Statements and Exhibits

         (c)     Exhibits

                          Exhibit 99 - Press Release dated June 29, 1998



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 1998

                                    EAGLE GEOPHYSICAL, INC.


                                    By: /s/ RICHARD W. McNAIRY
                                       -----------------------------------------
                                            Richard W. McNairy, Vice President